Annual Report as of October 31, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
December 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Sector Funds annual report, which covers the twelve-month period ended October 31, 2001.

The twelve-month period ended October 31, 2001 was one of the most challenging for investors in recent memory. As the economy continued to slide and corporate profits with it, the prospect for a large fiscal surplus began to diminish. With the Federal Reserve seeing little inflation in reported producer and consumer statistics, it continued its aggressive policy of monetary easing through several interest rate cuts. While the slide in corporate profits and the slowing economy brought equity prices lower, the bond market was providing positive returns as a result of the Fed’s action. The consumer used lower rates to maintain a reasonably robust housing and auto market, despite an increasing rate in corporate layoffs.

While these trends continued as we moved through the third quarter, the terrible events of September 11 accelerated these trends through the end of the month. We were personally deeply disturbed by the destruction of the World Trade Center and lost both colleagues and friends in this tragedy.

Looking past these trends and events, we believe we are in the trough of a normal business cycle and the monetary and fiscal policy steps being taken will permit the economy to recover. Accordingly, we remain convinced that the stage is being set for the development of a positive environment for corporate profits and attractive equity returns. The key will be the patience required by investors as we wait for the economy to return to more normal levels of growth.

The Importance of Diversification

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds including our online shareholder newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO

Dennis H. Ferro
Chief Investment Officer

EVERGREEN
Health Care Fund
Fund at a Glance as of October 31, 2001

“We use both quantitative methods to screen stocks, and intensive, bottom-up, fundamental analysis of companies before making final investment decisions.”
Portfolio Management

Liu-Er Chen, CFA
Tenure: December 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I**
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

Average Annual Returns*

1 year with sales charge	-9.08%	-8.79%	-6.16%	n/a

1 year w/o sales charge	-3.52%	-4.21%	-4.34%	-3.32%

Since Portfolio Inception	46.58%	48.63%	49.72%	51.61%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

12-month capital gain distributions per share	$0.69	$0.69	$0.69	$0.69

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Health Care Fund, Class A shares2, versus a similar investment in Standard and Poor’s 1500 Supercomposite Healthcare Sector Index (S&P 1500-Healthcare), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Healthcare and S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 10/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

This fund has participated in IPOs which may have affected performance. There is no assurance that this method will continue to have any impact on the fund’s performance returns.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
Health Care Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Health Care Fund’s Class A shares had a total return of -3.52% for the twelve-month period ended October 31, 2001. Fund returns are before deduction of any applicable sales charges. During the same twelve-month period, the median return of health and biotechnology mutual funds was -17.36%, according to Lipper, Inc., an independent monitor of mutual fund performance. The S&P 500, a benchmark for the overall stock market, fell by 24.91% during the twelve months.

Portfolio Characteristics
(as of 10/31/2001)

Total Net Assets	$115,277,844

Number of Holdings	107

P/E Ratio	34.8x

What were the principal factors affecting fund performance during the twelve-month period?

The first six months of the fiscal period were difficult for the healthcare sector, as stock prices tended to fall back from the strong performance of 1999 and early 2000. However, the fund regained some ground during the second six months as the sector’s stocks staged a comeback.

Throughout the twelve months, we focused a major share of fund assets -- typically about 40% -- on pharmaceutical companies, with another 30% in biotechnology stocks. We diversified among large-cap, mid-cap and small-cap companies, paying close attention to opportunities presented by the development of new drugs and medical products.

Our strategy is to take advantage of price movements of stocks, electing to buy attractive companies when their stock prices are relatively low and selling companies when we think their stock has risen to full value. When hospital management companies and HMOs recorded strong performance early in the period, for example, we reduced our positions in many healthcare service providers while increasing positions in biotechnology. This helped us avert the full impact of the slump in hospital management and HMO stocks late in the fiscal period.

Our general strategy has been to seek consistent, risk-adjusted returns by both industry allocation and security selection. We use both quantitative methods to screen stocks, and intensive, bottom-up, fundamental analysis of companies before making final investment decisions. We seek to emphasize companies with strong fundamentals.
Top 5 Industries
(as a percentage of 10/31/2001 net assets)

Pharmaceuticals	36.6%

Biotechnology	25.4%

Healthcare Equipment & Supplies	13.6%

Healthcare Providers & Services	12.2%

Food & Drug Retailing	4.9%

What types of investments had the most significant influence on performance?

Several biotechnology companies made significant contributions to the fund’s performance. Genentech, Inc., ILEX Oncology and Neurocrine Biosciences, Inc., all supported the fund’s performance positively.

EVERGREEN
Health Care Fund
Portfolio Manager Interview

In absolute terms, pharmaceutical companies did not perform well, although our stock selection tended to help performance. In general, major pharmaceutical companies failed to generate significant earnings momentum and ran into business problems as patents of valuable drug products started to expire. As a result, their stock prices fell.

One disappointing investment was in CVS, the major drug store chain, which had disappointing earnings.

Top 10 Holdings
(as a percentage of 10/31/2001 net assets)

Genentech, Inc.	5.0%

CVS Corp.	4.9%

Pfizer, Inc.	4.4%

Anthem, Inc.	3.2%

Pharmacia Corp.	2.8%

Merck & Co., Inc.	2.8%

Aventis, ADR	2.5%

Abbott Laboratories	2.3%

Akzo Nobel NV	2.1%

GlaxoSmithKline Plc, ADR	2.1%

What is your outlook for investing in the healthcare sector?

We believe that the long-term outlook continues to be favorable, especially for healthcare products, pharmaceuticals and biotechnology. As the baby boomer generation gets older, per capita spending on healthcare should keep increasing in the United States and other developed nations. Meanwhile, scientific advances in genetic research, drug development and medical devices are creating new products for which there are waiting markets.

In our opinion, the industry continues to offer great long-term investment opportunity.

EVERGREEN
Technology Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

John Rutledge	J. Gary Craven, CFA, CPA
Tenure:December 1999	Tenure: March 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I**
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

Average Annual Returns *

1 year with sales charge	-40.45%	-40.31%	-38.49%	n/a

1 year w/o sales charge	-36.81%	-37.17%	-37.24%	-36.60%

Since Portfolio Inception	-24.44%	-24.21%	-22.94%	-21.73%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Technology Fund, Class A shares2, versus a similar investment in the Standard and Poor’s 1500 Supercomposite Technology Sector Index (S&P 1500-Technology), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Technology and S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 10/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders. This fund has participated in IPOs which may have affected performance. There is no assurance that this method will continue to have any impact on the fund’s performance returns.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
Technology Fund
Portfolio Manager Interview

How did the fund perform?

For the twelve-month period ended October 31, 2001, Evergreen Technology Fund’s Class A shares had a total return of -36.81%. Fund returns are before the deduction of any applicable sales charges. While this was disappointing, the fund nevertheless substantially outperformed competitive funds in a difficult year for technology investing. For the same twelve-month period, the median return of science and technology funds was -62.26%, according to Lipper, Inc., an independent monitor of mutual fund performance. The S&P 500, a common benchmark for the overall stock market, returned -24.91% for the same period.

Portfolio Characteristics
(as of 10/31/2001)

Total Net Assets	$14,054,425

Number of Holdings	23

P/E Ratio	30.9x

What factors most affected performance during the twelve months?

Clearly, it was an extremely difficult time to be an investor in technology stocks, as evidenced by 60% loss on the Merrill Lynch Technology 100 Index for the twelve-month period. During the first six months, the losses can be attributed to investors’ reappraisal of the value of technology stocks in the wake of the bursting speculative bubble of the late 1990s. Stock prices, as measured by price-to-earnings ratios, moved closer to historical averages. During the second six months, however, earnings expectations and actual earnings began to fall, the result of several factors. First, the maturing of the personal computer industry, which was evidenced in lower replacement rates and therefore lower growth rates for the industry. PC unit sales growth has declined from about 18% per year over the past two decades to about 8% a year. Second, the effects of the abrupt conclusion to a three-year bubble in telecommunications capital spending. Even the wireless area has slowed down with handset unit growth dropping from about 50% per year during the 1990s to about 20% now. Third, the after-effects of excessive spending on computer technology because of concern about potential “Y2K” problems associated with the calendar year 2000. Finally, the deepening recession in the United States and throughout the world.

All areas in the technology industry were affected by this confluence of negative influences.

Top 5 Industries
(as a percentage of 10/31/2001 net assets)

Commercial Services & Supplies	30.1%

IT Consulting & Services	16.8%

Communications Equipment	14.3%

Computers & Peripherals	12.7%

Healthcare Providers & Services	9.9%

What were your principal strategies in this challenging environment?

We were very defensive throughout the twelve months. We thought the prices -- as reflected by the price/earnings ratios of stocks -- would continue to contract even as the earnings themselves came down. As a result, we were determined not to pay too much for company earnings. Our philosophy was to invest only in companies that had actual earnings and were expected to continue to have earnings for at least the next three-to-six calendar quarters. In general, we did not think we should pay any more for a

EVERGREEN
Technology Fund
Portfolio Manager Interview

technology stock than the average price/earnings ratio of the overall market, as represented by the S&P 500 Index. At the end of the fiscal period, the average price/earnings ratio of S&P 500 stocks was about 20. As we maintained our pricing discipline, we reduced the number of stocks in the portfolio from about 65 to about 20 at the end of the fiscal year.

We overweighted computer services companies, which have historically behaved better in a weak economy because of their consistent revenue and earnings stream. Conversely, we de-emphasized most types of technology hardware. We only wanted to own companies with real earnings and a reasonable expectation of continued earnings.

What were some of the investments that had the greatest influence on performance?

Affiliated Computer Services, Inc. was the greatest single contributor. This one company was responsible for 5.14 percentage points of our performance, relative to the Merrill Lynch Technology Index. The company, which provides business process outsourcing both to corporations and governmental agencies, has been able to achieve 22% annual growth.

L-3 Communications, a defense contractor, was our second biggest positive influence. First Data, another services company, also made a substantial positive contribution to the fund’s returns. In absolute terms, Affiliated’s stock appreciated 58% during the period, while L-3’s shares rose by 32% and First Data’s gained 37%.

Among our disappointments, computer hardware and semiconductor stocks were the biggest detractors in absolute terms, even though we underweighted these industries substantially. Fortunately, we did not have any single disasters among our holdings. While we did own some shares of companies such as EMC and Sun Microsystems, which performed very poorly. We did not hold these stocks when they suffered their worst declines.

Top 10 Holdings
(as a percentage of 10/31/2001 net assets)

Affiliated Computer Services, Inc.	8.8%

L-3 Communications Holdings, Inc.	7.4%

Choicepoint, Inc.	6.7%

Lexmark International Group, Inc.	6.4%

First Data Corp.	5.8%

Quest Diagnostics, Inc.	5.6%

Equifax, Inc.	4.8%

Fiserv, Inc.	4.8%

International Business Machines Corp.	4.6%

Microchip Technology, Inc.	4.4%

What is your outlook for technology investing?

We have kept the portfolio positioned very cautiously, as we are not convinced that the technology sector will lead the economy out of its present recession. We continue to emphasize services companies because of their earnings, and we refuse to invest in companies based only on the hope that they eventually will produce rapid earnings growth in another year or more. In general, we think many technology company stocks are still priced too high relative to their earnings and earnings projections. For the immediate future, we think technology stock prices will remain within a limited trading range, with day-to-day volatility in stock prices. We intend to continue to concentrate on companies with real earnings and growth expectations for the next three-to-six calendar quarters.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Fund at a Glance as of October 31, 2001

“We maintained our long-term philosophy of keeping the fund well diversified among all three components of the utility sector, focusing on the financially strongest corporations.”
Portfolio Management

Leslie B. Rich, CFA	Doris Kelley-Watkins
Tenure: February 2000	Tenure: February 1997

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/4/1994	Class A	Class B	Class C	Class I**
Class Inception Date	1/4/1994	1/4/1994	9/2/1994	2/28/1994

Average Annual Returns *

1 year with sales charge	-37.81%	-37.41%	-35.70%	n/a

1 year w/o sales charge	-34.00%	-34.47%	-34.52%	-33.84%

5 years	6.23%	6.44%	6.69%	7.75%

Since Portfolio Inception	6.93%	6.96%	7.01%	8.00%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

30-day SEC Yield	2.87%	2.27%	2.27%	3.30%

12-month income dividends per share	$0.38	$0.30	$0.30	$0.41

12-month capital gain distributions per share	$1.05	$1.05	$1.05	$1.05

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of change in value of a $10,000 investment in Evergreen Utility and Telecommunications Fund Class A shares2, the Standard and Poor’s Utilities Index (S&P Utilities), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utilities and the S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 10/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders. Small capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Portfolio Manager Interview

How did the fund perform?

For the twelve-month period ended October 31, 2001, Evergreen Utility and Telecommunications Fund’s Class A shares had a total return of -34.00%. Fund returns are before the deduction of any applicable sales charges. During the same period, the S&P 500, reflecting the performance of large company stocks, returned -24.91% while the S&P Utilities Index returned -22.25%. The median total return of utility mutual funds was -22.71%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 10/31/2001)

Total Net Assets	$358,131,554

Number of Holdings	55

Beta*	0.75

P/E Ratio	20.8x

*as of 9/30/2001

What was the investment environment like during the twelve- month period?

It is now apparent that we were in the midst of a recession. Major stock market indices plummeted, with the technology-dependent NASDAQ falling by almost 50%. In response, the Federal Reserve Board reduced short-term interest rates by a total of four percentage points, but the cuts have not quickly reversed the economic decline.

Interest rates normally have a major impact on capital-intensive industries such as utilities. However, a contraction in the credit markets, caused by the economic slump and a change in the market sentiment of investors, created a great deal of uncertainty and led to major losses in the value of many utility-related stocks, most notably telecommunications shares.

Traditional electric utilities fared relatively well compared to other industries in the utility sector. They provided defensive protection in a time of uncertainty while delivering income to investors. In contrast, telecommunications companies tended to be the hardest hit, hurt by a deterioration of business fundamentals, the credit crunch and the loss of confidence of investors. Natural gas-related and independent power producers were also adversely affected by a change in market sentiment and falling commodity prices.

Top 5 Industries
(as a percentage of 10/31/2001 net assets)

Electric Utilities	35.1%

Diversified Telecommunication Services	15.7%

Gas Utilities	11.7%

Wireless Telecommunications Services	9.8%

Media	5.8%

What strategies did you pursue in this challenging environment?

We maintained our long-term philosophy of keeping the fund well diversified among all three components of the utility sector, focusing on the financially strongest corporations. Throughout the year, we maintained the fund’s high monthly dividend.

By industry, we pruned our telecommunications holdings, concentrating on the stronger companies. They include the regional bell operating companies, which tended to be characterized by strong financial flexibility, consistent earnings, relatively little debt and strong regional market share positions.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Portfolio Manager Interview

Among traditional utilities, we focused on what we believe are the financially healthy firms. Our investments included companies such as Consolidated Edison, Peoples Energy and Sempra Energy, all of which gained between 11% and 13% during the twelve-month period.

We also maintained positions in independent power producers, emphasizing corporations with solid balance sheets. We sold our entire position in Enron, which was a major holding at about 5% of net assets, during the period. Our last sale of Enron shares was in August, before the worst of the company’s troubles became known and the stock suffered its greatest losses.

With the general problems traversing across all components of the utility sector, we took advantage of the flexibility in the fund’s stated objective and invested some assets outside the traditional utility sector. At the end of the period, about 11% of fund assets were invested outside the traditional utility sector. Our investments included companies such as the cable television company Comcast, Dow Chemical and Dupont, all of which contributed positively to performance.

Top 10 Holdings
(as a percentage of 10/31/2001 net assets)

Duke Energy Co.	3.5%

Verizon Communications, Inc.	3.4%

Sempra Energy	3.4%

Consolidated Edison, Inc.	3.3%

SBC Communications, Inc.	3.3%

FPL Group, Inc.	3.1%

Peoples Energy Corp.	3.1%

Calpine Capital Trust III	3.0%

General Electric Co.	3.0%

Cox Communications, Inc., Class A	2.7%

What types of investments had the greatest impact on performance?

The traditional regulated electric utilities tended to have the greatest positive influence on fund returns in the period. The biggest detractors from performance were telecommunications-related companies, including competitive local exchange carriers and companies involved in fiber-optic telecommunications. The independent power producers and energy merchants also held back performance, particularly later in the period as investor sentiment turned against them.

What is your outlook?

We intend to remain well diversified within the utility sector and continue to focus on the companies with the strongest balance sheets, market shares and earnings growth rates.

We expect to remain active investors in independent power producers and energy merchants because of the disparity between supply and demand for electricity and the solid long-term outlook for the industry. Despite the relatively mild weather in the late autumn, there remains an imbalance between supply and demand in selected regions of the country.

Prospects for telecommunications companies depend largely on the duration and severity of the national and global economic slowdown. In general, the best performance should come from larger companies with proven managements, good credit ratings, low debt and positive cash flows. An excellent example is Vodafone Group, the world’s largest wireless service provider, which has substantial cash flow and less than 8% debt-to-capitalization. When the economy starts to rebound, telecommunications companies could post good performance.

The traditional electric utility industry continues to evolve and change. We watch that industry closely and expect to continue to take advantage of opportunities as they arise.

We intend to invest to protect the fund’s dividend and to maintain a generous monthly income stream for shareholders.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2001	2000 (a)

CLASS A

Net asset value, beginning of period	$16.21	$10.00

Income from investment operations

Net investment loss	(0.14)	(0.03)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.44)	11.64

Total from investment operations	(0.58)	11.61

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$14.94	$16.21

Total return*	(3.52%)	124.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$29,885	$9,334

Ratios to average net assets
Expenses‡	1.95%	1.75%†

Net investment loss	(1.31%)	(1.10%)†

Portfolio turnover rate	214%	183%

	Year Ended October 31,
	2001	2000 (a)

CLASS B

Net asset value, beginning of period	$16.06	$10.00

Income from investment operations

Net investment income loss	(0.22)	(0.10)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.46)	11.56

Total from investment operations	(0.68)	11.46

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$14.69	$16.06

Total return*	(4.21%)	122.37%

Ratios and supplemental data

Net assets, end of period (thousands)	$57,931	$24,534

Ratios to average net assets
Expenses‡	2.70%	2.55%†

Net investment loss	(2.05%)	(1.78%)†

Portfolio turnover rate	214%	183%

(a)For the period from December 22,1999 (commencement of class operations) to October 31, 2000.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2001	2000 (a)

CLASS C

Net asset value, beginning of period	$16.07	$10.00

Income from investment operations

Net investment loss	(0.22)	(0.04)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.48)	11.51

Total from investment operations	(0.70)	11.47

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$14.68	$16.07

Total return*	(4.34%)	122.51%

Ratios and supplemental data

Net assets, end of period (thousands)	$25,748	$5,831

Ratios to average net assets
Expenses‡	2.70%	2.47%†

Net investment loss	(2.08%)	(1.89%)†

Portfolio turnover rate	214%	183%

	Year Ended October 31,
	2001	2000 (a)

CLASS I**

Net asset value, beginning of period	$16.24	$10.00

Income from investment operations

Net investment loss	(0.16)	(0.05)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.39)	11.69

Total from investment operations	(0.55)	11.64

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$15.00	$16.24

Total return	(3.32%)	124.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,714	$564

Ratios to average net assets
Expenses‡	1.69%	1.56%†

Net investment loss	(1.07%)	(0.78%)†

Portfolio turnover rate	214%	183%

(a)For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2001 #	2000 (a) #

CLASS A

Net asset value, beginning of period	$9.97	$10.00

Income from investment operations

Net investment loss	(0.15)	(0.10)

Net realized and unrealized gains or losses on securities	(3.52)	0.07+

Total from investment operations	(3.67)	(0.03)

Net asset value, end of period	$6.30	$9.97

Total return*	(36.81%)	(0.30%)

Ratios and supplemental data

Net assets, end of period (thousands)	$4,732	$4,645

Ratios to average net assets
Expenses‡	2.53%	1.72%†

Net investment loss	(1.96%)	(1.19%)†

Portfolio turnover rate	368%	185%

	Year Ended October 31,
	2001 #	2000 (a) #

CLASS B

Net asset value, beginning of period	$9.90	$10.00

Income from investment operations

Net investment loss	(0.20)	(0.19)

Net realized and unrealized gains or losses on securities	(3.48)	0.09+

Total from investment operations	(3.68)	(0.10)

Net asset value, end of period	$6.22	$9.90

Total return*	(37.17%)	(1.00%)

Ratios and supplemental data

Net assets, end of period (thousands)	$7,049	$7,664

Ratios to average net assets
Expenses‡	3.28%	2.49%†

Net investment loss	(2.72%)	(1.96%)†

Portfolio turnover rate	368%	185%

(a)For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

+The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2001 #	2000 (a) #

CLASS C

Net asset value, beginning of period	$9.91	$10.00

Income from investment operations

Net investment loss	(0.20)	(0.15)

Net realized and unrealized gains or losses on securities	(3.49)	0.06+

Total from investment operations	(3.69)	(0.09)

Net asset value, end of period	$6.22	$9.91

Total return*	(37.24%)	(0.90%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,902	$1,798

Ratios to average net assets
Expenses‡	3.28%	2.47%†

Net investment loss	(2.71%)	(1.88%)†

Portfolio turnover rate	368%	185%

	Year Ended October 31,
	2001 #	2000 (a) #

CLASS I**

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations

Net investment loss	(0.13)	(0.10)

Net realized and unrealized gains or losses on securities	(3.53)	0.10+

Total from investment operations	(3.66)	0

Net asset value, end of period	$6.34	$10.00

Total return	(36.60%)	0.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$371	$217

Ratios to average net assets
Expenses‡	2.30%	1.49%†

Net investment loss	(1.74%)	(0.99%)†

Portfolio turnover rate	368%	185%

(a)For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

+The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,				Year Ended December 31, 1996
	2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS A

Net asset value, beginning of period	$14.69	$13.96	$12.85	$11.76	$11.45	$10.57	$10.80

Income from investment operations

Net investment income	0.40	0.09	0.35	0.42	0.43	0.25	0.41

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(5.00)	0.72	2.29	2.37	1.44	0.87	0.05

Total from investment operations	(4.60)	0.81	2.64	2.79	1.87	1.12	0.46

Distributions to shareholders from

Net investment income	(0.38)	(0.08)	(0.35)	(0.42)	(0.44)	(0.24)	(0.41)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)

Total distributions to shareholders	(1.43)	(0.08)	(1.53)	(1.70)	(1.56)	(0.24)	(0.69)

Net asset value, end of period	$8.66	$14.69	$13.96	$12.85	$11.76	$11.45	$10.57

Total return*	(34.00%)	5.76%	21.75%	26.05%	17.30%	10.72%	4.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$218,603	$327,067	$299,675	$108,411	$95,300	$91,638	$96,243

Ratios to average net assets
Expenses‡	1.10%	1.09%†	1.06%	1.03%	0.99%	1.00%†	0.87%

Net investment income	3.20%	2.50%†	2.41%	3.60%	3.58%	3.85%†	3.87%

Portfolio turnover rate	83%	28%	66%	46%	62%	50%	59%

	Year Ended October 31,		Year Ended July 31,				Year Ended December 31, 1996
	2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS B

Net asset value, beginning of period	$14.70	$13.97	$12.86	$11.76	$11.46	$10.58	$10.81
Income from investment operations

Net investment income	0.29	0.06	0.24	0.34	0.34	0.20	0.33

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(4.97)	0.72	2.29	2.37	1.44	0.87	0.05

Total from investment operations	(4.68)	0.78	2.53	2.71	1.78	1.07	0.38

Distributions to shareholders from

Net investment income	(0.30)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)	(0.33)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)

Total distributions to shareholders	(1.35)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)	(0.61)

Net asset value, end of period	$8.67	$14.70	$13.97	$12.86	$11.76	$11.46	$10.58

Total return*	(34.47%)	5.56%	20.79%	25.23%	16.31%	10.21%	3.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$125,540	$157,985	$110,460	$54,839	$43,776	$36,738	$38,511

Ratios to average net assets
Expenses‡	1.85%	1.84%†	1.80%	1.77%	1.74%	1.75%†	1.62%

Net investment income	2.45%	1.71%†	1.76%	2.85%	2.82%	3.10%†	3.12%

Portfolio turnover rate	83%	28%	66%	46%	62%	50%	59%

(a)For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

(b)For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,				Year Ended December 31, 1996
	2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS C

Net asset value, beginning of period	$14.71	$13.98	$12.86	$11.76	$11.46	$10.58	$10.82

Income from investment operations

Net investment income	0.29	0.06	0.24	0.34	0.34	0.20	0.33

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(4.98)	0.72	2.30	2.37	1.44	0.87	0.04

Total from investment operations	(4.69)	0.78	2.54	2.71	1.78	1.07	0.37

Distributions to shareholders from

Net investment income	(0.30)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)	(0.33)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)

Total distributions to shareholders	(1.35)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)	(0.61)

Net asset value, end of period	$8.67	$14.71	$13.98	$12.86	$11.76	$11.46	$10.58

Total return*	(34.52%)	5.55%	20.88%	25.23%	16.31%	10.21%	3.50%
Ratios and supplemental data

Net assets, end of period (thousands)	$12,853	$14,497	$9,589	$879	$486	$379	$396

Ratios to average net assets
Expenses‡	1.85%	1.84%†	1.82%	1.77%	1.74%	1.75%†	1.63%

Net investment income	2.45%	1.71%†	1.77%	2.74%	2.82%	3.10%†	3.13%

Portfolio turnover rate	83%	28%	66%	46%	62%	50%	59%

	Year Ended October 31,		Year Ended July 31,				Year Ended December 31, 1996
	2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS I**

Net asset value, beginning of period	$14.69	$13.96	$12.86	$11.77	$11.46	$10.58	$10.82

Income from investment operations

Net investment income	0.45	0.10	0.38	0.49	0.46	0.25	0.44

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(5.02)	0.71	2.28	2.33	1.45	0.88	0.03

Total from investment operations	(4.57)	0.81	2.66	2.82	1.91	1.13	0.47

Distributions to shareholders from

Net investment income	(0.41)	(0.08)	(0.38)	(0.45)	(0.48)	(0.25)	(0.43)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)

Total distributions to shareholders	(1.46)	(0.08)	(1.56)	(1.73)	(1.60)	(0.25)	(0.71)

Net asset value, end of period	$8.66	$14.69	$13.96	$12.86	$11.77	$11.46	$10.58

Total return	(33.84%)	5.82%	21.98%	26.35%	17.60%	10.85%	4.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,135	$2,634	$2,630	$2,123	$1,695	$1,627	$2,000

Ratios to average net assets
Expenses‡	0.84%	0.84%†	0.79%	0.77%	0.74%	0.74%†	0.61%

Net investment income	3.46%	2.76%†	2.78%	3.92%	3.82%	4.06%†	4.01%

Portfolio turnover rate	83%	28%	66%	46%	62%	50%	59%

(a)For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

(b)For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Schedule of Investments
October 31, 2001

	Shares	Value
COMMON STOCKS - 98.7%
CONSUMER STAPLES - 4.9%
Food & Drug Retailing - 4.9%
CVS Corp.	235,000	$5,616,500
HEALTH CARE - 88.9%
Biotechnology - 25.4%
Abgenix, Inc. *	25,000	744,750
Aclara Biosciences, Inc. *	10,000	52,000
Amgen, Inc. *	35,000	1,988,700
Applera Corp.	35,000	1,021,300
Axys Pharmaceutical, Inc. *	55,000	173,250
Cell Genesys, Inc. *	3,000	53,700
COR Therapeutics, Inc. *r	23,000	518,190
Curis, Inc. *	57,500	244,950
Epix Medical, Inc. *	30,000	207,300
Genentech, Inc. *	110,000	5,747,500
Genzyme Corp. *	10,000	539,500
Genzyme Transgenics Corp. *	30,000	105,300
Gilead Sciences, Inc. *	18,500	1,163,650
IDEC Pharmaceuticals Corp. *r	10,000	599,800
Idexx Laboratories, Inc. *	30,000	756,000
ILEX Oncology, Inc. *	60,000	1,566,600
Immunex Corp. *	65,000	1,552,850
Immunomedics, Inc. *	20,000	366,000
Isis Pharmaceuticals, Inc. *r	50,000	1,038,000
Medarex, Inc. *	80,000	1,648,000
Neurocrine Biosciences, Inc. *	30,000	1,262,100
OSI Pharmaceuticals, Inc. *	5,500	251,240
Progenics Pharmaceuticals, Inc. *	20,000	320,800
Protein Design Labs, Inc. *	32,000	1,056,320
Regeneron Pharmaceuticals, Inc. *	20,000	442,000
Sangstat Medical Corp. *	36,500	826,360
Scios, Inc. *r	80,000	1,848,000
Sicor, Inc. *	90,000	1,687,500
Transkaryotic Therapies, Inc. *	20,000	761,200
Xoma, Ltd. *	100,000	747,000
29,289,860
Commercial Services & Supplies - 0.1%
PDI, Inc. *	2,000	55,980
Electronic Equipment & Instruments - 1.0%
Wilson Greatbatch Technologies, Inc. *	40,000	1,150,000
Health Care Equipment & Supplies - 13.6%
Albany Molecular Research, Inc. *	35,300	977,810
Apogent Technology, Inc. *	20,000	468,400
Bausch & Lomb, Inc.	40,000	1,302,400
Becton Dickinson & Co.	15,000	537,000
Biosite, Inc. *r	120,000	1,873,200
Boston Scientific Corp. *	18,000	409,320
Cryolife, Inc. *	5,000	164,000
Cyberonics, Inc. *	80,000	1,257,600
Disetronic Holdings AG	414	312,658

EVERGREEN
Health Care Fund
Schedule of Investments(continued)
October 31, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Guidant Corp. *	30,000	$1,245,300
Inamed Corp. *	500	9,525
Inhale Therapeutic Systems, Inc. *	60,000	1,050,000
Inverness Medical Technology, Inc. *	15,000	573,750
KV Pharmaceutical Co., Class A *	40,000	1,010,800
Medtronic, Inc.	40,000	1,612,000
Oratec Interventions, Inc. *	12,000	73,680
Possis Medical, Inc. *r	35,000	452,550
TriPath Imaging, Inc. *	55,000	330,550
Unilab Corp. *	25,000	592,000
Vysis, Inc. *	10,000	304,900
Wright Medical Group, Inc. *	75,000	1,125,000
15,682,443
Health Care Providers & Services - 12.2%
Anthem, Inc. *	86,900	3,639,372
Community Health Systems *	32,500	812,500
HCA-The Healthcare Corp.	30,000	1,189,800
Health Net, Inc. *	15,000	329,250
Impath, Inc. *	10,000	368,700
Lincare Holdings, Inc. *	40,000	1,028,000
Odyssey Healthcare, Inc. *	15,000	258,750
Oxford Health Plans, Inc. *	40,000	942,400
Parexel International Corp. *	10,200	152,286
Quest Diagnostics, Inc. *	15,000	980,700
Quintiles Transnational Corp. *	150,000	2,379,000
Serologicals Corp. *	80,000	1,412,000
Sybron Dental Specialties, Inc. *	30,000	615,000
14,107,758
Pharmaceuticals - 36.6%
Abbott Laboratories	50,000	2,649,000
Adolor Corp. *r	20,000	307,000
Alpharma, Inc., Class A	30,000	831,000
Altana AG	7,200	336,754
American Home Products Corp.	10,000	558,300
Amylin Pharmaceuticals, Inc. *r	10,000	81,100
Astrazeneca Plc, ADR	25,000	1,127,750
Aviron *r	40,000	1,332,000
Bristol-Myers Squibb Co.	40,000	2,138,000
Celgene Corp. *r	15,000	493,800
Cell Therapeutics, Inc. *r	40,000	1,201,200
Chugai Pharmaceutical Co., Ltd.	80,000	1,167,898
Cima Labs, Inc. *r	10,000	540,500
Corvas International, Inc. *	32,000	178,240
Cubist Pharmaceuticals, Inc. *	10,000	403,000
Daiichi Pharmaceutical Co., Ltd.	30,000	703,823
Eisai Co.	46,000	1,174,915
Fujisawa Pharmaceutical Co., Ltd. *	40,000	959,647
GlaxoSmithKline Plc, ADR	45,000	2,398,500
H. Lundbeck A/S *	2,800	71,358

EVERGREEN
Health Care Fund
Schedule of Investments(continued)
October 31, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
IVAX Corp. *	100,000	$2,055,000
Kos Pharmaceuticals, Inc. *	18,000	504,900
Kyorin Pharmaceutical Co.	30,000	807,866
Merck & Co., Inc.	50,000	3,190,500
Merck KGaA	29,000	1,021,190
Millennium Pharmaceuticals, Inc. *	30,000	763,800
Novartis AG	45,000	1,693,350
Perrigo Co. *	20,000	295,800
Pfizer, Inc.	120,000	5,028,000
Pharmaceutical HOLDRs Trust	5,000	494,100
Pharmacia Corp.	80,005	3,241,803
Schering AG	15,000	773,752
Sepracor, Inc. *	10,000	474,400
Teva Pharmaceutical Industries, Ltd., ADR r	25,000	1,545,000
UCB SA	20,000	761,294
Watson Pharmaceuticals, Inc. *	10,000	476,800
Yamanouchi Pharmaceutical Co., Ltd.	14,000	414,705
42,196,045
INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Instruments - 0.3%
Waters Corp. *	10,000	354,900
MATERIALS - 4.6%
Chemicals - 4.6%
Akzo Nobel NV	59,000	2,417,226
Aventis, ADR	40,000	2,926,000
5,343,226
Total Common Stocks		113,796,712
SHORT-TERM INVESTMENTS - 5.3%
MUTUAL FUND SHARES - 5.3%
Evergreen Cash Management Money Market Fund rr (a)	6,107,751	6,107,751
Total Investments - (cost $113,515,813) - 104.0%		119,904,463
Other Assets and Liabilities - (4.0%)		(4,626,619)
Net Assets - 100.0%		$115,277,844

See Combined Notes to Schedules of Investments.

EVERGREEN
Technology Fund
Schedule of Investments
October 31, 2001

	Shares	Value
COMMON STOCKS - 93.3%
HEALTH CARE - 9.9%
Health Care Providers & Services - 9.9%
Laboratory Corporation of America Holdings Co. *	7,000	$603,400
Quest Diagnostics, Inc. *	12,000	784,560
1,387,960
INDUSTRIALS - 11.8%
Aerospace & Defense - 1.6%
Raytheon Co.	7,000	225,750
Commercial Services & Supplies - 10.2%
First Data Corp.	12,000	810,840
Pitney Bowes, Inc.	17,000	623,220
1,434,060
INFORMATION TECHNOLOGY - 71.6%
Commercial Services & Supplies - 19.9%
Certegy, Inc. *	8,000	228,000
ChoicePoint, Inc. *	22,000	941,160
Convergys Corp. *	10,000	281,000
Equifax, Inc.	30,000	670,800
Fiserv, Inc. *	18,000	669,420
2,790,380
Communications Equipment - 14.3%
Cisco Systems, Inc. *	26,000	439,920
L-3 Communications Holdings, Inc. *	12,000	1,042,440
Nokia Corp., ADR	26,000	533,260
2,015,620
Computers & Peripherals - 12.7%
Dell Computer Corp. *	10,000	239,800
International Business Machines Corp.	6,000	648,420
Lexmark International Group, Inc., Class A *	20,000	895,000
1,783,220
IT Consulting & Services - 16.8%
Affiliated Computer Services, Inc., Class A *	14,000	1,232,700
Electronic Data Systems Corp.	9,000	579,330
SunGard Data Systems, Inc. *	22,000	554,400
2,366,430
Semiconductor Equipment & Products - 6.2%
Intel Corp.	10,000	244,200
Microchip Technology, Inc. *	20,000	624,400
868,600
Software - 1.7%
Microsoft Corp. *	4,000	232,600
Total Common Stocks		13,104,620
SHORT-TERM INVESTMENTS - 6.5%
MUTUAL FUND SHARES - 6.5%
Evergreen Institutional Money Market Fund (a)	917,121	917,121
Total Investments - (cost $13,349,578) - 99.8%		14,021,741
Other Assets and Liabilities - 0.2%		32,684
Net Assets - 100.0%		$14,054,425

See Combined Notes to Schedules of Investments.

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Schedule of Investments
October 31, 2001

	Shares	Value
COMMON STOCKS - 59.1%
CONSUMER DISCRETIONARY - 5.3%
Media - 5.3%
AOL Time Warner, Inc. *	162,000	$5,056,020
Comcast Cable Communications Corp., Class A *	112,000	4,014,080
Cox Communications, Inc., Class A *r	256,000	9,804,800
18,874,900
ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Aquila, Inc. *r	34,100	625,735
INDUSTRIALS - 3.0%
Industrial Conglomerates - 3.0%
General Electric Co.	295,300	10,751,873
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 1.6%
QUALCOMM, Inc. *	118,778	5,834,375
MATERIALS - 2.4%
Chemicals - 2.4%
Dow Chemical Co.	107,000	3,557,750
E.I. DuPont De Nemours & Co.	129,500	5,178,705
8,736,455
TELECOMMUNICATION SERVICES - 18.2%
Diversified Telecommunication Services - 13.1%
Allegiance Telecom, Inc. *	430,000	3,087,400
BellSouth Corp.	256,400	9,486,800
Broadwing, Inc. *	558,000	5,167,080
Global Crossing, Ltd. *	20,000	157,500
SBC Communications, Inc.	306,261	11,671,607
Time Warner Telecom, Inc., Class A *r	459,800	5,039,408
Verizon Communications, Inc.	246,880	12,297,093
46,906,888
Wireless Telecommunications Services - 5.1%
AT&T Wireless Services, Inc. *	360,626	5,207,439
Crown Castle International Corp. *	478,000	5,592,600
Nextel Communications, Inc. *	219,000	1,741,050
Sprint Corp. (PCS Group) *r	24,800	553,040
Vodafone Group Plc, ADR r	226,250	5,230,900
18,325,029

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Schedule of Investments(continued)
October 31, 2001

	Shares	Value
COMMON STOCKS - continued
UTILITIES - 28.4%
Electric Utilities - 18.2%
Calpine Corp. *	365,750	$9,052,312
Consolidated Edison, Inc.	302,000	11,925,980
Dynegy, Inc., Class A	252,000	9,046,800
El Paso Energy Partners LP r	1,100	40,755
Entergy Corp.	52,000	2,020,200
FPL Group, Inc.	211,000	11,204,100
Niagara Mohawk Holdings, Inc. *	458,500	8,216,320
Public Service Enterprise Group, Inc.	125,000	4,920,000
Reliant Resources, Inc. *	333,050	5,212,233
TXU Corp.	75,074	3,441,392
65,080,092
Gas Utilities - 10.2%
El Paso Corp.	60,604	2,973,233
MDU Resources Group, Inc.	57,400	1,395,394
Peoples Energy Corp.	288,800	11,058,152
Sempra Energy	517,913	12,119,164
Williams Companies, Inc.	316,000	9,122,920
36,668,863
Total Common Stocks		211,804,210
CONVERTIBLE PREFERRED STOCKS - 24.0%
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 1.8%
Crown Castle, DECS Trust V, 7.25%, 08/15/2002	516,850	6,229,076
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 1.4%
Global Crossing, Ltd., 6.75%, 04/15/2012	90,000	877,500
Qwest Trends Trust, 5.75%, 11/17/2003 144A	149,400	4,332,600
5,210,100
Wireless Telecommunications Services - 2.4%
MediaOne Group, Inc. (exchangeable for Vodafone Group Plc Common Stock), 7.00%, 11/15/2002 PIES r	332,300	8,463,681
UTILITIES - 18.4%
Electric Utilities - 16.9%
AES Trust VII, 6.00%, 05/15/2008	65,000	1,852,500
Alliant Energy Resources, Inc., 7.25%, 02/15/2030 144A	178,100	5,098,113
Calpine Capital Trust III, 5.00%, 08/01/2005 r	237,500	10,895,312
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES r	125,000	7,656,250
Duke Energy Co., 8.25%, 05/18/2004	455,000	12,512,500
Mirant Trust I, 6.25%, 10/01/2030	158,700	9,458,520
NRG Energy, Inc., 6.50%, 05/18/2004	86,400	1,665,792
TXU Corp., 9.25%, 08/16/2002 PRIDES	140,800	3,653,760
UtiliCorp United, Inc., 9.75%, 11/16/2002	237,000	7,584,000
60,376,747
Gas Utilities - 1.5%
Coastal Corp. (exchangeable for El Paso Corp. Common Stock), 6.625%, 08/16/2002 PRIDES	165,000	5,499,450
Total Convertible Preferred Stocks		85,779,054

EVERGREEN
Utility and Telecommunications Fund
(formerly, Evergreen Utility Fund)
Schedule of Investments(continued)
October 31, 2001

	PrincipalAmount	Value
CONVERTIBLE DEBENTURES - 5.8%
CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
Liberty Media Corp., 3.25%, 03/15/2031	$2,000,000	$1,722,500
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 1.8%
American Tower Corp., 6.25%, 10/15/2009	8,140,000	6,491,650
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.2%
Pinnacle Holdings, Inc., 5.50%, 09/15/2007 144A	18,050,000	4,332,000
Wireless Telecommunications Services - 2.3%
Nextel Communications, Inc.:
4.75%, 07/01/2007	3,850,000	2,478,438
5.25%, 01/15/2010	11,250,000	5,892,187
8,370,625
Total Convertible Debentures		20,916,775

	Shares	Value
SHORT-TERM INVESTMENTS - 17.8%
MUTUAL FUND SHARES - 17.8%
Evergreen Institutional Money Market Fund (a)	38,311,723	$38,311,723
Navigator Prime Portfolio rr	25,428,185	25,428,185
Total Short-Term Investments		63,739,908
Total Investments - (cost $476,224,840) - 106.7%		382,239,947
Other Assets and Liabilities - (6.7%)		(24,108,393)
Net Assets - 100.0%		$358,131,554

See Combined Notes to Schedules of Investments.

EVERGREEN
Combined Notes to Schedules of Investments
October 31, 2001

Symbol	Description
*	Non-income producing security.
r	All or a portion of this security is on loan.
rr	Represents investment of cash collateral received for securities on loan.
(a)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipt
DECS	Dividend Enhanced Convertible Stock
PIES	Premium Income Exchangeable Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Assets and Liabilities
October 31, 2001

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Assets
Identified cost of securities	$113,515,813	$13,349,578	$476,224,840
Net unrealized gains or losses on securities	6,388,650	672,163	(93,984,893)

Market value of securities	119,904,463	14,021,741	382,239,947
Receivable for securities sold	10,180,991	0	0
Receivable for Fund shares sold	1,021,456	12,935	237,661
Dividends and interest receivable	85,065	2,270	1,450,430
Receivable from investment advisor	0	0	135,400
Prepaid expenses and other assets	77,772	50,929	87,761

Total assets	131,269,747	14,087,875	384,151,199

Liabilities
Distributions payable	0	0	143,896
Payable for securities purchased	8,238,467	0	0
Payable for Fund shares redeemed	258,433	17,504	372,662
Payable for securities on loan	6,107,751	0	25,428,185
Due to custodian bank	1,348,675	0	0
Advisory fee payable	2,991	365	0
Distribution Plan expenses payable	2,487	165	5,274
Due to other related parties	269	38	979
Accrued expenses and other liabilities	32,830	15,378	68,649

Total liabilities	15,991,903	33,450	26,019,645

Net assets	$115,277,844	$14,054,425	$358,131,554

Net assets represented by
Paid-in capital	$111,609,693	$22,231,480	$490,938,897
Undistributed net investment income	0	0	63,510
Accumulated net realized losses on securities and foreign currency related transactions	(2,718,005)	(8,849,218)	(38,885,960)
Net unrealized gains or losses on securities and foreign currency related transactions	6,386,156	672,163	(93,984,893)

Total net assets	$115,277,844	$14,054,425	$358,131,554

Net assets consists of
Class A	$29,885,092	$4,731,919	$218,602,831
Class B	57,931,361	7,049,174	125,540,495
Class C	25,747,806	1,902,107	12,853,428
Class I*	1,713,585	371,225	1,134,800

Total net assets	$115,277,844	$14,054,425	$358,131,554

Shares outstanding
Class A	2,000,778	750,513	25,235,357
Class B	3,942,337	1,133,428	14,483,908
Class C	1,753,420	305,948	1,481,722
Class I*	114,231	58,541	130,969

Net asset value per share
Class A	$14.94	$6.30	$8.66

Class A -- Offering price (based on sales charge of 5.75%)	$15.85	$6.68	$9.19

Class B	$14.69	$6.22	$8.67

Class C	$14.68	$6.22	$8.67

Class I*	$15.00	$6.34	$8.66

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Operations
Year Ended October 31, 2001

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Investment income
Dividends (net of foreign withholding taxes of $24,545, $377 and $16,428, respectively)	$391,691	$22,090	$15,120,448
Interest	57,840	49,597	5,019,380
Securities lending income	41,992	10,714	159,232

Total investment income	491,523	82,401	20,299,060

Expenses
Advisory fee	778,167	140,683	1,986,350
Distribution Plan expenses	663,432	108,831	2,528,999
Administrative services fees	81,914	14,809	472,941
Transfer agent fee	368,061	73,582	2,110,262
Trustees’ fees and expenses	1,642	298	9,755
Printing and postage expenses	11,156	4,152	175,526
Custodian fee	22,401	5,059	123,194
Registration and filing fees	96,296	73,579	56,500
Professional fees	14,561	13,949	28,056
Interest expense	3,012	0	0
Other	12,059	11,327	17,332

Total expenses	2,052,701	446,269	7,508,915
Less: Expense reductions	(4,078)	(726)	(20,416)
Fee waivers	0	0	(961,556)

Net expenses	2,048,623	445,543	6,526,943

Net investment income (loss)	(1,557,100)	(363,142)	13,772,117

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(2,612,345)	(7,649,499)	(38,797,717)
Foreign currency related transactions	(8,787)	0	0

Net realized losses on securities and foreign currency related transactions	(2,621,132)	(7,649,499)	(38,797,717)

Net change in unrealized gains or losses on securities and foreign currency related transactions	3,408,814	1,292,543	(163,341,821)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	787,682	(6,356,956)	(202,139,538)

Net decrease in net assets resulting from operations	$(769,418)	$(6,720,098)	$(188,367,421)

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Year Ended October 31, 2001

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Operations
Net investment income (loss)	$(1,557,100)	$(363,142)	$13,772,117
Net realized losses on securities and foreign currency related transactions	(2,621,132)	(7,649,499)	(38,797,717)
Net change in unrealized gains or losses on securities and foreign currency related transactions	3,408,814	1,292,543	(163,341,821)

Net decrease in net assets resulting from operations	(769,418)	(6,720,098)	(188,367,421)

Distributions to shareholders
Net investment income
Class A	0	0	(9,564,985)
Class B	0	0	(4,202,437)
Class C	0	0	(417,524)
Class I*	0	0	(65,774)
Net realized gains
Class A	(508,777)	0	(23,550,373)
Class B	(1,227,836)	0	(11,774,351)
Class C	(502,183)	0	(1,109,210)
Class I*	(27,955)	0	(170,872)

Total distributions to shareholders	(2,266,751)	0	(50,855,526)

Capital share transactions
Proceeds from shares sold	98,520,019	11,132,238	122,409,162
Net asset value of shares issued in reinvestment of distributions	2,213,389	0	46,826,389
Payment for shares redeemed	(22,682,149)	(4,681,277)	(74,064,512)
Net increase in net assets resulting from capital share transactions	78,051,259	6,450,961	95,171,039
Total increase (decrease) in net assets	75,015,090	(269,137)	(144,051,908)

Net assets
Beginning of period	40,262,754	14,323,562	502,183,462

End of period	$115,277,844	$14,054,425	$358,131,554

Undistributed net investment income	$0	$0	$63,510

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Year Ended October 31, 2001

	Health Care Fund (a)	Technology Fund (a)	Utility and Telecommunications Fund (b)

Operations
Net investment income (loss)	$(194,228)	$(124,219)	$2,652,792
Net realized gains or losses on securities and foreign currency related transactions	5,349,818	(1,199,719)	22,220,006
Net change in unrealized gains or losses on securities and foreign currency relatedtransactions	2,977,342	(620,380)	(456,975)

Net increase (decrease) in net assets resulting from operations	8,132,932	(1,944,318)	24,415,823

Distributions to shareholders
Net investment income
Class A	0	0	(1,661,962)
Class B	0	0	(459,875)
Class C	0	0	(41,657)
Class I*	0	0	(15,538)
Net realized gains
Class A	(185,863)	0	0
Class B	(2,538,000)	0	0
Class C	(54,000)	0	0
Class I*	(76,953)	0	0

Total distributions to shareholders	(2,854,816)	0	(2,179,032)

Capital share transactions
Proceeds from shares sold	34,348,445	16,907,698	69,490,961
Net asset value of shares issued in reinvestment of distributions	2,854,816	0	1,934,729
Payment for shares redeemed	(2,218,623)	(639,818)	(13,832,986)
Net increase in net assets resulting from capital share transactions	34,984,638	16,267,880	57,592,704

Total increase in net assets	40,262,754	14,323,562	79,829,495

Net assets
Beginning of period	0	0	422,353,967

End of period	$40,262,754	$14,323,562	$502,183,462

Undistributed net investment income	$0	$0	$542,113

(a)For the period from December 22, 1999 (commencement of operations) to October 31, 2000.

(b)For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Year Ended October 31, 2001

Utility and Telecommunications Fund

Operations
Net investment income	$5,910,108
Net realized gains on securities and foreign currency related transactions	23,281,602
Net change in unrealized losses on securities and foreign currency related transactions	(4,060,888)

Net increase in net assets resulting from operations	25,130,822

Distributions to shareholders from
Net investment income
Class A	(4,423,099)
Class B	(1,243,397)
Class C	(56,923)
Class I*	(66,050)
Net realized gains
Class A	(9,808,607)
Class B	(5,178,058)
Class C	(119,850)
Class I*	(187,129)

Total distributions to shareholders	(21,083,113)

Capital share transactions
Proceeds from shares sold	110,944,245
Net asset value of shares issued in reinvestment of distributions	18,113,980
Payment for shares redeemed	(42,785,764)
Net asset value of shares issued in acquisition	165,782,310

Net increase in net assets resulting from capital share transactions	252,054,771

Total increase in net assets	256,102,480
Net assets
Beginning of period	166,251,487

End of period	$422,353,967

Undistributed net investment income	$68,353

*Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Sector Funds consist of Evergreen Health Care Fund (“Health Care Fund”), Evergreen Technology Fund (“Technology Fund”) and Evergreen Utility and Telecommunications Fund (“Utility and Telecommunications Fund”), (formerly, Evergreen Utility Fund) (collectively the “Funds”). Health Care Fund and Technology Fund are non-diversified series and Utility and Telecommunications Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign

Combined Notes to Financial Statements(continued)

currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution or available capital loss carryovers under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

H. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Utility and Telecommunications Fund’s Board of Trustees approved the transfer of the investment advisory contract with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, shareholder approval was not required because the portfolio managers to the Fund and the advisory fees paid by the Fund did not change during the transfer.

EIMC, an indirect, wholly-owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to each Fund. EIMC is paid a management fee that is calculated and paid daily at the annual rates of each Fund’s average daily net assets as identified below.

Management Fee Rate
Health Care Fund	0.95%
Technology Fund	0.95%
Utility and Telecommunications Fund	0.42%

Combined Notes to Financial Statements(continued)

During the year ended October 31, 2001, the amount of investment advisory fees waived by the investment advisor for the Utility and Telecommunications Fund was $961,556 and the impact to the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.20%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia Corporation is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended October 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C
Health Care Fund	$47,783	$429,379	$186,270
Technology Fund	11,835	75,949	21,047
Utility and Telecommunications Fund	727,027	1,639,942	162,030

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective on the close of business on March 10, 2000, Utility and Telecommunications Fund acquired substantially all the assets and assumed certain liabilities of Evergreen America’s Utility Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 11,152,446 Class A shares of Utility and Telecommunications Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $33,482,175. The aggregate net assets of Utility and Telecommunications Fund and Evergreen America’s Utility Fund immediately prior to the acquisition were $222,937,755 and $165,782,310, respectively. The aggregate net assets of Utility and Telecommunications Fund immediately after the acquisition were $388,720,065.

Combined Notes to Financial Statements(continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

Health Care Fund

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,816,138	$26,751,889	587,993	$8,821,900
Automatic conversion of Class B shares to Class A shares	14,726	212,539	11	165
Shares issued in reinvestment of distributions	33,533	497,627	13,145	185,863
Shares redeemed	(439,446)	(6,156,883)	(25,322)	(388,829)

Net increase	1,424,951	21,305,172	575,827	8,619,099

Class B
Shares sold	3,215,139	45,877,372	1,419,590	19,024,021
Automatic conversion of Class B shares to Class A shares	(14,915)	(212,539)	(11)	(165)
Shares issued in reinvestment of distributions	81,534	1,198,545	180,769	2,538,000
Shares redeemed	(866,593)	(12,110,080)	(73,176)	(1,137,039)

Net increase	2,415,165	34,753,298	1,527,172	20,424,817

Class C
Shares sold	1,606,739	23,695,638	376,098	5,689,393
Shares issued in reinvestment of distributions	33,286	489,304	3,846	54,000
Shares redeemed	(249,514)	(3,426,382)	(17,035)	(266,187)

Net increase	1,390,511	20,758,560	362,909	5,477,206

Class I
Shares sold	144,056	2,195,120	56,276	813,131
Shares issued in reinvestment of distributions	1,877	27,913	5,434	76,953
Shares redeemed	(66,443)	(988,804)	(26,969)	(426,568)

Net increase	79,490	1,234,229	34,741	463,516

Net increase		$78,051,259		$34,984,638

Technology Fund

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	525,998	$3,963,208	497,441	$6,009,451
Automatic conversion of Class B shares to Class A shares	8,124	60,414	6	77
Shares redeemed	(249,276)	(1,847,347)	(31,780)	(356,196)

Net increase	284,846	2,176,275	465,667	5,653,332

Class B
Shares sold	500,381	3,945,405	777,647	8,361,162
Automatic conversion of Class B shares to Class A shares	(8,215)	(60,414)	(6)	(77)
Shares redeemed	(132,567)	(954,242)	(3,812)	(43,572)

Net increase	359,599	2,930,749	773,829	8,317,513

Class C
Shares sold	313,202	2,420,250	194,075	2,210,686
Shares redeemed	(188,676)	(1,371,283)	(12,653)	(133,223)

Net increase	124,526	1,048,967	181,422	2,077,463

Class I
Shares sold	98,915	803,375	31,858	326,399
Shares redeemed	(62,102)	(508,405)	(10,130)	(106,827)

Net increase	36,813	294,970	21,728	219,572

Net increase		$6,450,961		$16,267,880

Combined Notes to Financial Statements(continued)

Utility and Telecommunications Fund

	Year Ended October 31, 2001		Year Ended October 31, 2000 (a)		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	3,476,218	$41,809,028	1,371,113	$20,107,904	2,133,626	$30,193,005
Automatic conversion of Class B shares to Class A shares	154,818	1,838,385	65	971562,558	7,873,019
Shares issued in reinvestment of distributions	2,438,930	30,039,794	97,942	1,465,164	910,347	11,880,407
Shares redeemed	(3,096,166)	(35,237,795)	(677,545)	(9,843,351)	(1,724,014)	(24,026,429)
Shares issued in acquisition of Evergreen America’s Utility Fund	0	0	0	0	11,152,446	165,782,310

Net increase	2,973,800	38,449,412	791,575	11,730,688	13,034,963	191,702,312

Class B
Shares sold	5,495,129	68,833,841	3,012,025	44,168,924	4,946,770	69,726,181
Automatic conversion of Class B shares to Class A shares	(154,779)	(1,838,385)	(65)	(971)	(562,690)	(7,873,019)
Shares issued in reinvestment of distributions	1,235,959	15,219,138	28,704	429,353	457,128	5,901,081
Shares redeemed	(2,839,892)	(31,582,384)	(202,566)	(2,964,450)	(1,197,763)	(16,519,375)

Net increase	3,736,417	50,632,210	2,838,098	41,632,856	3,643,445	51,234,868

Class C
Shares sold	928,204	11,380,355	328,181	4,799,482	692,664	9,816,862
Shares issued in reinvestment of distributions	111,356	1,370,447	2,310	34,536	9,634	126,381
Shares redeemed	(543,217)	(6,108,394)	(31,221)	(463,945)	(84,513)	(1,168,749)

Net increase	496,343	6,642,408	299,270	4,370,073	617,785	8,774,494

Class I
Shares sold	31,167	385,938	28,397	414,651	85,509	1,208,198
Shares issued in reinvestment of distributions	15,635	197,010379	5,676	16,052	206,110
Shares redeemed	(95,123)	(1,135,939)	(37,940)	(561,240)	(78,268)	(1,071,211)

Net increase (decrease)	(48,321)	(552,991)	(9,164)	(140,913)	23,293	343,097

Net increase		$95,171,039		$57,592,704		$252,054,771

(a) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 2001:

	Cost of Purchases	Proceeds from Sales
Health Care Fund	$248,358,180	$173,335,210
Technology Fund	56,484,569	49,791,403
Utility and Telecommunications Fund	406,302,603	359,981,036

Each Fund loaned securities during the year ended October 31, 2001 to certain brokers. At October 31, 2001, the value of securities on loan and the value of collateral (including accrued interest) were as follows:

	Value of Securities On Loan	Value of Collateral
Health Care Fund	$5,903,941	$6,107,751
Utility and Telecommunications Fund	24,999,327	25,428,185

Combined Notes to Financial Statements(continued)

On October 31, 2001, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Health Care Fund	$115,524,825	$9,087,715	$(4,708,077)	$4,379,638
Technology Fund	13,529,727	925,101	(433,087)	492,014
Utility and Telecommunications Fund	476,313,073	17,635,359	(111,708,485)	(94,073,126)

As of October 31, 2001, the Funds had capital loss carryforwards for federal income tax purposes as follows:

		Expiration
	Total	2008	2009
Health Care Fund	$708,993	$0	$708,993
Technology Fund	8,669,069	820,548	7,848,521
Utility and Telecommunications Fund	31,146,429	0	31,146,429

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
Health Care Fund	$4,078	0.01%
Technology Fund	726	0.00%
Utility and Telecommunications Fund	20,416	0.00%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended October 31, 2001, the Health Care Fund had average borrowings outstanding of $66,637 at a rate of 4.52% and paid interest of $3,012, which represents 0.00% of the Fund’s average net assets on an annualized basis.

Combined Notes to Financial Statements(continued)

11. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

12. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On November 30, 2001, the Utility and Telecommunications Fund declared the following distributions from net investment income to shareholders of record on November 29, 2001, payable December 3, 2001:

Class A	$0.0265
Class B	$0.0211
Class C	$0.0211
Class I	$0.0284

These distributions are not reflected in the accompanying financial statements.

13. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Health Care Fund, Evergreen Technology Fund, and Evergreen Utility and Telecommunications Fund (formerly, Evergreen Utility Fund), portfolios of the Evergreen Equity Trust, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Health Care Fund, Evergreen Technology Fund, and Evergreen Utility and Telecommunications Fund, as of October 31, 2001, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 7, 2001

Additional Information (unaudited)

Federal Tax Distributions
Pursuant to section 852 of the Internal Revenue Code, the Utility and Telecommunications Fund has designated aggregate and per share capital gain distributions of $31,893,354 and $0.916, respectively, for the fiscal year ended October 31, 2001.

For corporate shareholders, 72.70% of ordinary income dividends paid during the period ended October 31, 2001 for Utility and Telecommunications Fund qualified for the dividends received deduction.

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Evergreen Funds

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Sector Funds
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Utility and Telecommunications Fund

Global and International Funds
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556721 12/2001
Express Line
800.346.3858

Investor Services
800.343.2898

www.EvergreenInvestments.com

2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

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